Exhibit 99.2 Q3 2022 Earnings Supplement November 8, 2022

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. Additional factors may be described in those sections of Flywire’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, expected to be filed with the SEC in the fourth quarter of 2022. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward-looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire’s own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been verified by any independent source. The information in this presentation is provided only as of November 8, 2022, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. Flywire is unable to provide a reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire’s stock. 2

Execution Fulfillment Our mission is to deliver the most important and complex payments 3

…and their customers We help our clients pay with ease from get paid… anywhere in the world 4

Software drives value Next Gen Platform + Global Payment in payments Network 5

950+ Global FlyMates $13.2B 3,000+ Total Payment Volume Clients Worldwide (2021) 10+ 240+ Years to Build Countries & Territories Payment Network 140 Currencies Supported As of September 30, 2022 6

High-stakes, high-value payments in large markets Education Healthcare Travel B2B Payments 1 2 3 4 $660B TAM $500B TAM ~$530B TAM $10T TAM >2,000 global institutions >80 healthcare systems Large travel operators/ Unique network of assets accommodations to support B2B >2M students globally 4 top 10 US health systems ranked by hospital size 1.OECD & EY Parthenon report (Education); 2. Centers for Medicare & Medicaid Services and Patients Without Borders (Healthcare); 3. IBISWorld and management’s estimates (Travel); and 4. Juniper and management’s estimates (B2B). 7

Our Flywire Advantage & Opportunity 8

We believe our runway for growth is substantial 5 $10 TRILLION 2,3,4 $1.7 B2B TRILLION $4.3 vs. TRILLION Education Healthcare Travel 1.eMarketer, 2020 Global Online Sales 2. OECD & Parthenon report (Education); 3. Centers for Medicare & Medicaid Services and Patients Without Borders (Healthcare); 4. IBISWorld and management’s estimates (Travel); and 5. Juniper and management’s estimates (B2B). 9

Our proven Flywire Advantage 10

More Improved Products Experience Fueling a powerful & accelerating flywheel Larger Broader Ecosystem Footprint 11

The need for consumer- In education, demand for Strong friendly and digital first global education remains payment options continues strong with U.S. higher 1 to be a priority in tailwinds education reporting 68% healthcare increase in international student enrollment across our verticals The digitization of payments is inevitable Strong demand to travel The COVID-19 pandemic especially among luxury has accelerated the need 2 travelers with 72% planning to for finance automation and spend more traveling this year digitization in B2B than they did pre-pandemic 1 The Open Doors 2021 Report 2 Flywire’s Report: Luxury Travel’s Role in the Industry’s Recovery 12 (2022)

Growth strategies Expand our Expand to Pursue strategic ecosystem new industries, & value- Grow with Grow with through channel geographies & enhancing existing clients new clients partnerships products acquisitions 1 123% 145+ 500+ Three year average New clients in Q3 Travel & B2B annual dollar-based 2022 Clients net retention rate 1 13 2019- 2021

Q3 2022 Performance 14

GAAP Financial Highlights Q3 2022 $95.2M 64.4% $(4.3)M Revenue Gross Margin Net Income (Loss) 15

Key Operating Metrics (Non-GAAP) Q3 2022 $7.0B $88.9M 69.0% $18.2M 1 1 2 (+43%) (-2.9%) (+33%) Total Revenue Less Adjusted Adjusted Payment Ancillary Gross EBITDA Volume Services Margin 1. Represents Y-o-Y growth as compared to Q3 2021, 2. Represents Y-o-Y decrease compared to Q3 2021 See appendix for reconciliation to GAAP amounts 16

Revenue by Geography Other Countries* 15% United Kingdom 21% Three Months Ended United States 55% September 30, 2022 Canada 9% *No single country included in the “Other Countries” category generated 10% or more of revenue

Financial Outlook 18

Q4 2022 Outlook $64 – 67M Revenue Less Ancillary Services 19

FY 2022 Outlook $263.5 – 266.5M $14 - 16M Revenue Less Adjusted EBITDA Ancillary Services Flywire is unable to provide a reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire’s stock. 20

Appendix 21

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations 22 $USD in Millions

Revenue Disaggregation by Revenue Type 23 $USD in Millions

Net Loss to Adjusted EBITDA Reconciliation 24 $USD in Millions

Reconciliation of Revenue to Revenue Less Ancillary Services Guidance $USD in Millions 25